Transamerica Premier Funds

                                 Adviser Shares

                        Supplement Dated January 10, 1997
                to Adviser Shares Prospectus Dated April 29, 1996



The following information supplements, and should be read in conjunction with, the Prospectus to which this supplement is attached.

Transamerica Investors, Inc. has suspended sales of the Adviser Class Shares of the Transamerica Premier Equity Fund, the Transamerica Premier Index Fund, the Transamerica Premier Bond Fund, the Transamerica Premier Balanced Fund, the Transamerica Premier Short-Intermediate Government Fund, and the Transamerica Premier Cash Reserve Fund to new shareholders.

It is anticipated that the Adviser Class will be discontinued shortly. Until then, existing shareholders may continue to purchase shares of the Adviser Class for new investments, dividend reinvestments, and fund exchanges.

Shareholders can exchange their Adviser Class Shares for Investor Class Shares.


PEO4A-197